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                                                                   EXHIBIT 10(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in this Registration Statement on Form N-1A.




/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
October 8, 2003
Denver, Colorado